                                               Exhibit 24

                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-4 or any post-effective amendments on Form S-4 together with all amendments, schedules and exhibits thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 4th day of June, 1996.

                              /s/ David L. Bodde
                              --------------------
                                 David L. Bodde

STATE OF MISSOURI  )
                   )   ss
COUNTY OF JACKSON  )

     On this 4th day of June, 1996, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                              /s/ Jacquetta L. Hartman
                              ------------------------
                                    Notary Public

My Commission Expires:

April 8, 2000
- ----------------------

                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-4 or any post-effective amendments on Form S-4 together with all amendments, schedules and exhibits thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 4th day of June, 1996.

                              /s/ William H. Clark
                              --------------------
                                William H. Clark

STATE OF MISSOURI  )
                   )   ss
COUNTY OF JACKSON  )

     On this 4th day of June, 1996, before me the undersigned, a Notary Public, personally appeared William H. Clark, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                              /s/ Jacquetta L. Hartman
                              ------------------------
                                    Notary Public

My Commission Expires:

April 8, 2000
- ----------------------

                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-4 or any post-effective amendments on Form S-4 together with all amendments, schedules and exhibits thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 4th day of June, 1996.

                              /s/ Robert J. Dineen
                              --------------------
                                 Robert J. Dineen

STATE OF MISSOURI  )
                   )   ss
COUNTY OF JACKSON  )

     On this 4th day of June, 1996, before me the undersigned, a Notary Public, personally appeared Robert J. Dineen, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                              /s/ Jacquetta L. Hartman
                              ------------------------
                                    Notary Public

My Commission Expires:

April 8, 2000
- ----------------------

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-4 or any post-effective amendments on Form S-4 together with all amendments, schedules and exhibits thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 4th day of June, 1996.

                              /s/ Arthur J. Doyle
                              --------------------
                                 Arthur J. Doyle

STATE OF MISSOURI  )
                   )   ss
COUNTY OF JACKSON  )

     On this 4th day of June, 1996, before me the undersigned, a Notary Public, personally appeared Arthur J. Doyle, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                              /s/ Jacquetta L. Hartman
                              ------------------------
                                    Notary Public

My Commission Expires:

April 8, 2000
- ----------------------

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-4 or any post-effective amendments on Form S-4 together with all amendments, schedules and exhibits thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 4th day of June, 1996.

                              /s/ W. Thomas Grant II
                              -----------------------
                                 W. Thomas Grant II

STATE OF MISSOURI  )
                   )   ss
COUNTY OF JACKSON  )

     On this 4th day of June, 1996, before me the undersigned, a Notary Public, personally appeared W. Thomas Grant II, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                              /s/ Jacquetta L. Hartman
                              ------------------------
                                    Notary Public

My Commission Expires:

April 8, 2000
- ----------------------

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-4 or any post-effective amendments on Form S-4 together with all amendments, schedules and exhibits thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 4th day of June, 1996.

                              /s/ George E. Nettels, Jr.
                              --------------------------
                                George E. Nettels, Jr.

STATE OF MISSOURI  )
                   )   ss
COUNTY OF JACKSON  )

     On this 4th day of June, 1996, before me the undersigned, a Notary Public, personally appeared George E. Nettels, Jr., to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                              /s/ Jacquetta L. Hartman
                              ------------------------
                                    Notary Public

My Commission Expires:

April 8, 2000
- ----------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-4 or any post-effective amendments on Form S-4 together with all amendments, schedules and exhibits thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 4th day of June, 1996.

                              /s/ Linda H. Talbott
                              ---------------------
                                 Linda H. Talbott

STATE OF MISSOURI  )
                   )   ss
COUNTY OF JACKSON  )

     On this 4th day of June, 1996, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                              /s/ Jacquetta L. Hartman
                              ------------------------
                                    Notary Public

My Commission Expires:

April 8, 2000
- ----------------------

                 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-4 or any post-effective amendments on Form S-4 together with all amendments, schedules and exhibits thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 4th day of June, 1996.

                              /s/ Robert H. West
                              --------------------
                                 Robert H. West

STATE OF MISSOURI  )
                   )   ss
COUNTY OF JACKSON  )

     On this 4th day of June, 1996, before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                              /s/ Jacquetta L. Hartman
                              ------------------------
                                    Notary Public

My Commission Expires:

April 8, 2000
- ----------------------